UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 24, 2011

PUBLIC MEDIA WORKS, INC.

A Delaware Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	000-29901	98-0020849
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2330 Marinship Way, Ste. #300
Sausalito, California 94965
(Address of principal executive offices)

(415) 331-7700
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements for Certain Officers

Effective October 18, 2011, Ed Roffman resigned as Chief Financial Officer.  There were no disputes with the Company.

Effective October 24, 2011, the Board appointed Garrett L. Cecchini as the Chief Executive Officer of the Company.  Mr. Cecchini will serve as the interim Chief Financial Officer until the Company emerges from Chapter 11.  Mr. Cecchini also serves as the Company’s Chief Executive Officer.  Information regarding Mr. Cecchini is contained in the Company’s most recent Form 10-Q filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUBLIC MEDIA WORKS, INC.

Dated: October 24, 2011	By:	/s/ Martin W. Greenwald
Martin W. Greenwald Chairman of the Board of Directors